CONSULTING AGREEMENT

THIS AGREEMENT dated for reference October 25, 2005.

BETWEEN:
            Duane Fadness, of 1274 Fillmore Street, Denver, Colorado (hereinafter called the "Consultant")
                                                            OF THE FIRST PART

AND:
            LIONS PETROLEUM INC., a corporation having an office at 600 17th Street, Suite 2800 South, Denver, CO 80202
            (hereinafter called the "Company")

                                                            OF THE SECOND PART

WHEREAS the Company wishes to acquire and the Consultant wishes to supply the services described herein upon the terms and conditions set out in this Agreement;

NOW THEREFORE THIS AGREEMENT WITNESSES that in consideration of the mutual premises and covenants contained in this Agreement, the parties hereto covenant and agree as follows:

1. Provision of Services
   ---------------------

1.1. Subject to the terms of this Agreement, the Consultant shall provide to the Company the services fisted in Schedule "A" hereto and all such ether services as are necessarily incidental thereto that may be required by the Company (the "Services").

1.2 The Consultant shall use his best efforts to further the interests of the Company in providing the Services.

2. Changes in Service
   ------------------

2.1. The Company shall be entitled to order changes and/or deletions from the Services as set out in Schedule "A" if such changes do not change the general nature and effect of the Services or are not material in nature, or, in any other event, by mutual agreement; by giving written notice to the Consultant without invalidating this Agreement. The Consultant shall be deemed to have agreed to such changes and/or deletions and the Services to be provided hereunder shall be modified accordingly.

3. Remuneration of Consultant
   --------------------------

3.1. In consideration of the Consultant's performance of the Services as required by this Agreement, the Company shall pay the Consultant the following remuneration,

     (a.) Upon completion of this Agreement, incentive stock options for the purchase of 100,000 shares of common stock in the Company at a price of $0.10 per share, on and subject to the terms applicable to other outstanding stock options of the

Company now issued to Gordon Wiltse and Dale Paulson (collectively the 'Options') and shall thereafter issue to the Consultant 1/3 of the total number of all further options issued to Gordon Wiltse and Dale Paulson, up to a maximum of 1,000,000 shares; and

     (b.)   subject to such restrictions and requirements as the Company may impose from time to time, the Company shall reimburse the Consultant for out-of-pocket expenses incurred in performance of the services upon receipt of such evidence of those expenses as the Company may reasonably require.

4. Consultant Not An Agent or Employee
   -----------------------------------

4.1. The Consultant is not the employee or agent of the Company and accordingly, shall not purport to enter into any a contract or subcontract on behalf of the Company or otherwise purport to act on its behalf. Nothing in this Agreement shall be deemed to require the Consultant to provide his services exclusively to the Company and the Consultant hereby acknowledges that the Company shall not be required to make any remittances or payments required of employers by statute on the Consultant's behalf and the Consultant shall not be entitled to the fringe benefits provided by the Company to its employees.

4.2. The Company acknowledges that since the Consultant is an independent contractor and not an employee of the Company, the Consultant shall have direction and control of the manner, methods, techniques and procedures used by the Consultant to perform the Services.

5. Books and Records
   ------------------

5.1. The Consultant shall keep proper accounts and records of all expenditures made by him in connection with the Services; and of the time expended by him in performing the Services and all invoices, receipts and vouchers relating thereto.

6. Company's Obligations
   ---------------------

6.1. The Company shall make available to the Consultant such information and data and shall permit the Consultant to have access to such documents or premises as are reasonably necessary to enable him to perform the Services:

7. Duties of Consultant
   --------------------

7.1. During the tern of this Agreement, the Consultant shall devote such of his time, attention and abilities to the business of the Company as is reasonably necessary for the proper exercise of his duties pursuant to this Agreement. Nothing contained herein shall be deemed to require the Consultant to devote his exclusive time, attention and ability to the business of the Company.

7.2. Notwithstanding any other provision herein, the Consultant shall introduce to the Company any and all prospective oil and gas properties which may be available for acquisition or participation by the Company or any other related business opportunities of which the Consultant is aware and which the Company may be interested in other than those prospective transactions which he is obligated by virtue of his employment relationship with Western Gas Resources, Inc. and Lance Oil & Gas Company, Inc. (collectively "Western Gas") to present first to Western Gas or where he is otherwise prevented by law or binding agreement with a third party entered into prior to the date of this Agreement from doing so.

7.3.  During the term of this Agreement, the Consultant agrees that he will:

      (a.) at all times; except when disabled by sickness or incapacity, faithfully and diligently perform his duties and use his best efforts to promote and advance the business of the Company;

      (b.) devote such of his time, labour and attention to the business of the Company as is necessary for the proper exercise of the Consultant's duties hereunder and, except as otherwise provided herein, refrain from engaging in any business, venture, or other commercial or sales activities that in any way conflict with or detract from his ability to fulfill his duties in the manner contemplated in this paragraph. Notwithstanding anything to the contrary herein, the Consultant's employment relationship with Western Gas and his duties performed in connection therewith shall not be a breach or violation of the covenants of this Consulting Agreement; and

      (c.) refrain from acting in any manner contrary to the interests at the Company contrary to the duties of the Consultant as contemplated herein.

7.4. Without limiting the generality of the foregoing, the Consultant shall not during the term of this Agreement:

      (a.) act in any manner contrary to the terms of this Agreement, or the best interests of the Company; or

      (b.) take advantage for personal gain, either directly or indirectly, of a business opportunity, which opportunity arose because of the Consultant's relationship with the Company unless such opportunity is associated with the Consultant's relationship with Western Gas or such opportunity is first presented to the Company and the Company expressly declines to take advantage of or pursue such opportunity or agrees in writing that the Consultant may take advantage thereof.

8. Confidentiality and Ownership of Work Product
   ---------------------------------------------

8.1. All information pertaining to oil and gas properties in which the Company has an interest

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or is seeking to acquire including, without limitation, any oil and gas property introduced to the Company by the Consultant within 12 months prior to any particular date which is not rejected in writing by the Company, including, without limitation, any geological information, geophysical surveys, technical reports, maps, logs, test results, results of exploration or other information pertaining to any such property, together with any reports, documents, concepts, products and processes, information pertaining to prospective property vendors, business or financing contacts, or information pertaining to prospective property or other acquisitions, joint ventures or business combinations or any business opportunities prepared, produced, developed, or acquired, by or at the direction of the Consultant, directly or indirectly, in connection with or otherwise developed or first reduced to practice by the Consultant in the course of performing services pursuant to this Agreement and pertaining to the Company's business (collectively, the `'Work Product") shall belong exclusively to and shall be the sole property of the Company and the Company shall be entitled to all right, title and interest therein, and all profits, or benefits therefrom. No copies, summaries or other reproductions of any Work Product shall be made by the Consultant without the express permission of the Company and the Consultant shall, forthwith upon the Company's request, deliver to the Company all Work Product in the possession of or otherwise available to or under the control of the Consultant notwithstanding a termination of this Agreement

8.2. The Consultant shall not at any time either during the term of this Agreement or thereafter divulge to any person, firm or corporation, any information, documents or Work Product other than information, documents or Work product which the Company has authorized for public disclosure or which has previously been disclosed to the public) received by him during the course of its providing the services to the Company with regard to the personal, financial or other affairs of the Company or any of its subsidiaries, or the Company's directors, officers and employees and all such information shall be kept confidential and shall not in any manner be revealed to anyone by the Consultant, except as may be required by law or otherwise permitted by the Company in writing.

8.3. The Consultant shall comply and shall take proper measures to cause any agents or employees of the Consultant or other persons under the Consultant's direction or control to comply, with such directions as the Company shall make to ensure the safeguarding or confidentiality of all such information, documents, and Work Product.

8.4. The Company shall accept or reject in writing any oil and gas property introduced by the Consultant to the Company within 120 days after introduction of the property, provided that any property not accepted in writing by the Company within such 120 days shall be deemed to be rejected, and shall no longer be deemed to be property of the Company.

8.5. The Consultant shall be liable for any loss, damages and expenses incurred by the Company which are caused by a breach by the Consultant of the covenants stated in this paragraph 8.

8.6 Notwithstanding anything else to the contrary herein, unless the parties expressly agree in writing as to the date a property was or is deemed to have been introduced to the Company for the purposes of section 8.4, a property shall be deemed to have been introduced to the Company for the purposes of section 8.4 only if that property and the proposed terms of acquisition or participation have been delivered to the Company in writing, together with sufficient information for the Company to make an informed decision as to whether to proceed with the proposed transaction.

9.  Termination
    -----------

9.1. The term of this Agreement shall be for thirty six (36) months and shall commence upon the 25th day of October, 2005 and unless terminated earlier pursuant to the provisions hereof, or unless renewed in writing by the parties, shall expire on the 25th day of October, 2008.

9.2. This Agreement may be terminated prior to the completion of the services as follows:

     (a.)  by the Consultant or the Company upon 30 days prior written notice;
or

     (b.) immediately upon the Company giving written notice to the Consultant of the occurrence of an event of Default as defined in clause 9.5.

9.3. If either party fails to give any notice under section 9.2, this Agreement shall continue in full force and effect.

9.4. Upon the termination of this agreement, the Company shall, subject to its right to set off any damages or other amounts claimed by the Company from the Consultant, pay to the Consultant any compensation payable hereunder that the Consultant has accrued hereunder up to and including the effective date of termination.

9.5.  In Event of Default shall be deemed to occur if:

      (a.) the Consultant is in breach of any covenant, obligation or warranty hereunder and such breach continues for a period of seven (7) days after written notice thereof has been given to the Consultant; or

      (b.) the Consultant becomes insolvent or unable to discharge his liabilities generally as they became due, makes an assignment for the benefit of his creditors, or is made subject to a petition or other proceedings in bankruptcy.

10. Non-Assignability
    -----------------

10.1. The Consultant shall not subcontract to any person, any right, duty or obligation hereunder without the prior written consent of the Company. This Agreement may not be assigned by either party without the prior written consent of the other party.

11. Co-operatian with Other Parties
    -------------------------------

11.1. The Consultant shall co-operate with all other parties engaged or employed by the Company from time to time and shall coordinate his activities with the activities of such parties as and when requested by the Company.

12. Force Majeure
    -------------

12.1. Notwithstanding anything herein to the contrary, neither party hereto shall be deemed to be in default with respect to the performance of the terms, covenants and conditions of this Agreement if the same shall be due to any strike, lockout, civil commotion, invasion; rebellion, hostilities, sabotage, governmental regulations or controls, or acts of God.

13. Notice
    -------

13.1. All notices, demands and payments required or permitted to be given hereunder shall be in writing and may be delivered personally, or sent by telegram or telex or other means of electronic communication providing a printed copy ("Electronic Communication") or may be forwarded by first class prepaid registered mail to the addresses set forth below. Any notice delivered or sent by Electronic Communication deemed to have been given and received at the time of delivery. Any notice mailed as aforesaid shall be deemed to have been given and received on expiration of 72 hours after it is posted, addressed to the Company or the Consultant at their respective addresses or telefax numbers set out above or such other address or addresses or telefax numbers as the parties may from time to time give notice of in writing; provided that if there shall be between the time of mailing and the actual receipt of the notice a mail strike, slow down or other labour dispute which may affect the delivery of such notice by the mails, then such notice shall be effective only if actually delivered.

14. Entire Agreement
    ----------------

14.1. The provisions herein contained constitute the entire agreement between the parties and supersede all previous communications, representations and agreements, whether oral or written, between the parties with respect to the subject matter hereof.

15. Further Assurances
    ------------------

15.1. Each of the parties shall execute such other documents and instruments and shall do such other acts as may be necessary to implement and carry out the intent of this Agreement.

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16. Proper Law, Attornment and Venue
    --------------------------------

16.1. This Agreement will be governed by and construed in accordance with the laws of British Columbia. The Company and the Consultant hereby attorn to the jurisdiction the Courts of British Columbia and hereby select Vancouver, British Columbia as the proper forum for any action commenced by either party with respect to this agreement or the transactions contemplated herein.

17. Time of Essence
    ----------------

17.1.  Time is of the essence of this Agreement.

18. Waiver of Breach
    ----------------

18.1. The waiver by either the Company or the Consultant of a breach of any provisions of this Agreement by the other party to this Agreement shall not operate or be construed as a waiver of any subsequent breach by that party. IN WITNESS WHEREOF the parties have affixed their common seal hereto in the presence of their officers duly authorized for that purpose.

The corporate seal of Lions Petroleum Inc,   )
was hereunto affixed in the                  )
presence of:                                 )
                                             )
/s/ Dale M, Paulson                          )              c/s
Authorized Signatory                         )
                                             )
/s/ Gordon L. Wiltse                         )
Authorized Signatory                         )


SIGNED, SEALED AND                           )
DELIVERED by Duane D. Fadness                )
                                             )
in the presence of:                          )
                                             )
/s/ Jed M. Lemmons                           )
Signature of Witness                         )  /s/ Duane D. Fadness    (S)
                                             )  Duane D. Fadness
Jed M. Lemmons                               )
Name of witness (Please Print)               )
                                             )
7655 W. 48th Ave. [illegible]                )
Address of Witness                           )
                                             )
Petroleum [illegible]                        )
Occupation of Witness                        )

                           SCHEDULE "A"
To The Consulting Agreement Dated For Reference _______________, 2005
        Between LIONS PETROLEUM INC. and DUANE D. FADNESS

Services and Duties
-------------------

The Consultant shall report to the President and the Board of Directors of the Company and perform all duties as designated by the President and/or the Board of Directors, including:
..    identifying and introducing to the Company suitable prospective oil and gas properties; including coal bed methane properties, drilling participation agreements or other suitable oil and gas related opportunities;
..    Reviewing and advising the Company with respect to prospective oil and gas acquisitions, dispositions, drilling programs or other proposed oil and gas activities
..    Supervising the Company's ongoing oil and gas activities and operations including any drilling programs or exploration activities;
..    Supervising the hiring or termination of employees or consultants to carry out the Company's oil and gas exploration activities;
..    Vetting or supervising the vetting of any news releases, technical reports or documents containing oil and gas related information; and
..    Attending meetings or participating in conference calls or other communication with existing or prospective investors or financing sources, in co-operation with other directors or representatives of the Company, with a view to providing oil and gas related expertise to assist the Company in fund raising, investor relations or similar activities, as and when required.
..    Such other duties which are not inconsistent with this Agreement as the
     Company may from time to time reasonably request.